UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2003

CERADYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13059	33-0055414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-0421

Exhibit Index on page 3

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Press release of Ceradyne, Inc. dated October 8, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 8, 2003, Ceradyne, Inc. issued a press release regarding preliminary results of operations for the third quarter and nine months ended September 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.

October 8, 2003	By:	/s/ JERROLD J. PELLIZZON

Jerrold J. Pellizzon Chief Financial Officer, Chief Administrative Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Ceradyne, Inc. dated October 8, 2003.

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